Exhibit 99.1

Magnolia Oil & Gas Corporation Investor Presentation – August 2019

Disclaimer 2 FORWARD LOOKING STATEMENTS The information in this presentation and the oral statements made in connection therewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding Magnolia Oil & Gas Corporation’s (“Magnolia,” “we,” “us,” “our” or the “Company”) financial and production guidance, strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events. Except as otherwise required by applicable law, Magnolia disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Magnolia cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Magnolia, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. These risks include, but are not limited to, commodity price volatility, low prices for oil and/or natural gas, global economic conditions, inflation, increased operating costs, lack of availability of drilling and production equipment, supplies, services and qualified personnel, processing volumes and pipeline throughput, and certificates related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production, reductions in cash flow, lack of access to capital, Magnolia’s ability to satisfy future cash obligations, restrictions in existing or future debt agreements, the timing of development expenditures, managing growth and integration of acquisitions, failure to realize expected value creation from property acquisitions, and the defects and limited control over non-operated properties. Should one or more of the risks or uncertainties described in this presentation and the oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Magnolia's operations and projections can be found in its filings with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on February 27, 2019. Magnolia’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including EBITDAX, adjusted EBITDAX, adjusted operating margin and adjusted net income. Magnolia believes these metrics are useful because they allow Magnolia to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods or capital structure. Magnolia does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Magnolia excludes certain items from net income in arriving at EBITDAX, adjusted EBITDAX, adjusted operating margin and adjusted net income because these amounts can vary substantially from company to company within its industry depending upon accounting methods, book values of assets and the method by which the assets were acquired. EBITDAX, Adjusted EBITDAX, adjusted operating margin and adjusted net income should not be considered as alternatives to, or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from EBITDAX, Adjusted EBITDAX, adjusted operating margin and adjusted net income are significant components in understanding and assessing a company’s financial performance, and should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. As performance measures, EBITDAX, adjusted EBITDAX, adjusted operating margin and adjusted net income may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, and capital structure, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. However, our presentation of EBITDAX, adjusted EBITDAX, adjusted operating margin, adjusted operating margin per Boe, and adjusted net income may not be comparable to similar measures of other companies in our industry. An adjusted operating margin per Boe reconciliation is shown on page 26 of the presentation, an EBITDAX and Adjusted EBITDAX reconciliation is shown on page 24 of the presentation and Adjusted Net Income reconciliation is shown on page 25. INDUSTRY AND MARKET DATA This presentation has been prepared by Magnolia and includes market data and other statistical information from sources believed by Magnolia to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Magnolia, which are derived from its review of internal sources as well as the independent sources described above. Although Magnolia believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

Magnolia Oil & Gas – Overview High-quality, low-risk pure-play South Texas operator with a core Eagle Ford and Austin Chalk position acquired at an attractive entry multiple Significant scale and PDP base generates material free cash flow, reduces development risk and increases optionality Asset Overview: ~21,500 net acres in a well-delineated, low-risk position in the core of Karnes County, representing some of the most prolific acreage in the United States with industry leading breakevens ~430,000 net acres in the Giddings Field, a re-emerging oil play with significant upside and what we believe to be substantial inventory Both assets expected to remain self funding and within cash flow 3 Karnes County Giddings Field ~450,000 Net Acre Position Targeting Two of the Top Oil Plays in the U.S. Market Statistics Trading Symbol (NYSE) MGY Share Price as of 8/5/2019 $9.97 Common Shares Outstanding (1) 260.0 million Market Capitalization $2.6 billion Long-term Debt - Principal $400 million Total Enterprise Value $2.9 billion Operating Statistics Karnes Giddings (2) Total Net Acreage 21,516 428,481 449,997 Q2 2019 Net Production (Mboe/d) 43.8 21.3 65.1 Industry Leading Breakevens ($/Bbl WTI) Source: IHS Performance Evaluator. Source: RSEG. Wilson Dewitt Gonzales Common Stock outstanding includes Class A and Class B Stock after giving effect to the warrant exchange completed in July 2019. Includes “other” production not located in the Giddings Field. $28 $32 $34 $35 $38 $39 $39 $45 Karnes Austin Chalk Karnes Lower Eagle Ford Midland Delaware DJ Basin Eagle Ford STACK Bakken

Corporate Business Model and Strategy 4 Magnolia Value Creation Strategy 2019 Expectations 1 Consistent organic production growth Production growth of ~10% 4Q/4Q 3 Conservative leverage profile $97 million of cash and $400 million of principal debt outstanding, representing ~0.4x second quarter annualized Adjusted EBITDAX 4 Significant free cash flow after capital expenditures Capex is expected to be <60% of our annual EBITDAX 5 Effective reinvestment of free cash flow Increased our Karnes area net acreage position by ~50% since formation of Magnolia Oil & Gas 2 High full-cycle operating margins Targeting full cycle margins of ~50%

Magnolia Oil & Gas – 2nd Quarter 2019 Highlights 5 Grew total Company production 4% sequentially to 65.1 Mboe/d (54% oil) Karnes production grew 8% sequentially largely due to new operated & non-op wells turned in-line Oil realizations averaged 107% of WTI for the quarter Generated $182 mm of Adjusted EBITDAX vs. $116 mm of D&C capital expenditures (64%) Expect D&C capital to decline further in the second half of 2019 and, averaging 60% of our full year 2019 Adjusted EBITDAX Ended 2Q19 with $97 mm of cash inclusive of $39 mm spent on acquisitions Successfully completed the exchange of all our outstanding warrants in July Board of Directors authorized an initial share repurchase program of up to 10 mm shares This adds share repurchases as an option for our active use of free cash Repurchases to be executed as deemed appropriate by Company management and based on market conditions and funded with available cash on hand

Magnolia Oil & Gas – Q2 2019 Key Metrics 6 Earnings and EPS (GAAP) (1) Total Production 65.1 Mboe/d (54% oil) Adjusted Net Income & Total Shares (3)(4) $31.4 Million 250.8 Million shares Adjusted EBITDAX (3) $181.7 Million D&C Capex $116.0 Million (64% of Adjusted EBITDAX) $18.5 Million $0.12/sh Oil Realizations (2) $64.13/bbl (107% of WTI) Earnings attributable to Class A Common Stock only. Based on Average WTI prices for Q2 2019. Adjusted net income and Adjusted EBITDAX are non-GAAP measures. For a reconciliation to the most directly comparable GAAP measure see pages 24 and 25. Weighted average total shares outstanding include diluted weighted average shares of Class A Common Stock outstanding during the period and Class B common stock, which are anti-dilutive in the calculation of weighted average number of common shares outstanding.

Q2 2019 Cash Flow Reconciliation 7 ($ in millions) Cash flow from operations before changes in working capital. Acquisitions include leasehold acquisitions and are net of partner contributions.

Cash Flow Since Magnolia’s Inception – Reconciliation 8 Represents cash remaining after cash held in Trust ($656 MM) and proceeds from debt ($400 MM) and equity ($355 MM) issuances were used to pay for the EnerVest acquisition ($1.2 Bn), deferred underwriting comp ($23 MM), debt issuance costs ($23 MM), repayment of the Sponsor Loan ($1 MM), and transaction costs ($31 MM) on July 31st. Includes payment to settle Giddings earnout ($26 MM), offset by cash received in final settlement of EnerVest Acquisition. Acquisitions include leasehold acquisitions and are net of partner contributions. ($ in millions)

9 Karnes Net Acreage Additions Since Inception Magnolia has added over 7,000 net acres to its Karnes position, representing approximately a 50% increase over original amount Achieving Key Objectives Through Steady Growth Production Growth ~20% YoY Growth (1) Q3 2018 Successor Period is July 31, 2018 through September 30, 2018. (1) 58.9 61.9 62.4 65.1 ~70 Mboe/d Q3 2018 Successor Q4 2018A Q1 2019A Q2 2019 Q3 2019E

Asset Overview

Karnes County – Core Eagle Ford and Austin Chalk

Key Asset Highlights

- World-class acreage footprint located in the core of the Eagle Ford, substantially de-risked
  - 21,516 net acres, 65% operated, 95% HBP, 43.8 Mboe/d Q2 2019 production (70% oil, 84% liquids)
  - EOG represented ~85% of non-operated activity in 2018
- Steady production growth while generating substantial free cash flow
  - Full field development allows for operational efficiencies and improved performance
- Well known, repeatable acreage position targeting multiple benches and represents some of the best economics in North America
  - Breakevens between $28 - $32 per barrel [1]

Premier Position in the Core of the Eagle Ford



Wilson
Karnes
Magnolia Acreage
IP90 Boe / 1,000'
< 40
40 - 60
66 - 80
80 - 100
100 - 120
> 120
0
5
10
Miles

Source: IHS Performance Evaluator.

Industry Leading Breakevens ($/Bbl WTI) [1]



$28
$32
$34
$35
$38
$39
$39
$45
Karnes Austin Chalk
Karnes Lower Eagle Ford
Midland
Delaware
DJ Basin
Eagle Ford
STACK
Bakken

Source: RSEG.

(1) Source: RSEG

11

Located in an Attractive Neighborhood 12 Source: RSEG Core position in Karnes County Oil Window adjacent to EOG and Marathon with $28 to $32/barrel breakevens(1) and typically less than 1-year new well paybacks Eagle Ford – Karnes Trough Area Magnolia BP EOG MRO COP Fluid Windows Oil Wet Gas Dry Gas

Karnes County Results Show Superior Economics 13 Note: Magnolia type curves normalized to 5,000’ laterals. Projections based on flat $58 WTI and $2.75 Henry Hub pricing. Source: RSEG, Delaware North Reeves Wolfcamp A curve. Commodity percentage splits represent first 24 months of production. All payout figures include assumed 2-month spud to sales delay. Results in Karnes County are some the best in North America Karnes Eagle Ford and Austin Chalk type curves produce 216,000 and 332,000 barrels of oil, respectively, in their first 12 months of production supporting paybacks in less than 6 months Liquids heavy commodity mix with Eagle Ford wells producing 74% oil (86% liquids)(2) and Austin Chalk wells producing 63% oil (80% liquids)(2) Karnes has some of the highest U.S. IPs with significant early cumulative production resulting in best in class paybacks 13 5-Month Payout(3) 6-Month Payout(3) 19-Month Payout(3) Oil(2) Liquids(2) MGY LEF 74% 86% MGY AC 63% 80% RSEG WC 46% 73% MGY Lower EF MGY Austin Chalk RSEG Delaware Wolfcamp(1) 0 500 1,000 1,500 2,000 2,500 3,000 0 4 8 12 16 20 24 Daily Production (Boe/d) Months 0 200 400 600 800 0 4 8 12 16 20 24 Cum. Production (Mboe) Months ($10) ($5) $0 $5 $10 $15 0 4 8 12 16 20 24 Cum. Cash Flow ($MM) Months

Giddings Field – Redeveloping as an Emerging Play Emerging, high-growth asset with extensive inventory potential and significant development flexibility ~430,000 net acres, ~98% HBP and ~87% operated, ~21 Mboe/d Q2 2019 production (20% oil, 46% liquids) HBP nature of asset allows for systematic delineation and optimization of play while staying within asset cash flow Modern high-intensity completions have resulted in a step-change improvement in well performance The first four wells we have drilled had average IP30s of 1,596 boe/d and average IP90s of 1,827 boe/d We could have at least 1,000 locations based on conservative spacing assumptions 14 Selected Recent Well Results (2)(3) Payout from first production. Recent Giddings area Austin Chalk well results with >30% oil cut. Production results for selected wells not intended to be representative of potential production from wells we intend to drill in the future. Lease Map Giddings Asset Overview 1 3 4 5 2 6 8 9 7 1 7 3 4 5 8 9 2 6 Actual Well Payouts (1) (Months) With significant scale and HBP position, Giddings offers a unique opportunity to develop an emerging play while remaining within cash flow WELL NAME OPERATOR FIRST PROD LAT LENGTH IP30 (BOE/D) % OIL IP30/1,000 Winkelman 1H WILDHORSE Q4 2017 4,765 1,863 32% 391 Broussard-Liebscher 1H MAGNOLIA Q1 2018 5,243 1,776 57% 339 Lili Marlene 2H MAGNOLIA Q1 2018 5,355 1,789 66% 334 Neva 2 MAGNOLIA Q3 2017 4,715 1,439 31% 305 McMahan 2 MAGNOLIA Q4 2017 4,774 1,381 33% 293 Breitkruez 1H GEOSOUTHERN Q4 2017 5,604 765 71% 137 Freis 1H GEOSOUTHERN Q1 2018 5,940 781 61% 132 Kristoff 1H GEOSOUTHERN Q4 2017 6,084 603 57% 99 Loughnane 1H GEOSOUTHERN Q2 2017 5,646 463 68% 82 4 4 8 9 Lili Marlene 2H Broussard-Liebscher 1H McMahan 2 Neva 2

Financial Overview

Magnolia Oil & Gas – Financial Policy 16 Return-focused, long-term value creation through execution on (i) debt reduction, (ii) accretive bolt-on acquisitions, and (iii) share repurchases. No Commodity Hedging Capital Spending Plan Targeted at 50 - 60% of annual EBITDAX (Plan expected to deliver 10%+ of annual production growth and consistently generate free cash flow) Acquisitions generally expected to be smaller bolt-ons in the vicinity of current assets and with similar financial characteristics Conservative Financial Statements with Low Financial Leverage (<= 1.0x EBITDAX)

Business Risks Adequately Managed 17 Level of Risk Generally Acceptable to Magnolia Low Moderate Risk Factor Geologic/Exploratory Political Cost Risk Reinvestment Commodity Financial Fully Exposed

Q2 2019 Capital Structure and Liquidity Overview 18 Capital Structure Overview Maintaining low financial leverage profile Net Debt / Total Book Capitalization of 10% Net Debt / Q2 annualized Adjusted EBITDAX of 0.4x Liquidity as of 6/30/2019 of $647 MM, including fully undrawn credit facility (1) No debt maturities until senior unsecure notes mature in 2026 Debt Maturity Schedule ($MM) Borrowing Base Credit Facility Borrowings (as of 6/30/19) $0 6.00% Senior Unsecured Notes Liquidity defined as cash plus availability under revolving credit facility. Total Shareholders’ Equity includes noncontrolling interest. Capitalization & Liquidity ($MM) Capitalization Summary As of 6/30/2019 Cash and Cash Equivalents $97 Revolving Credit Facility $0 6.00% Senior Notes Due 2026 $400 Total Debt Outstanding $400 Total Shareholder's Equity (2) $2,784 Net Debt / Q2 Annualized EBITDAX 0.4x Net Debt / Total Book Capitalization 10% Liquidity Summary As of 6/30/2019 Cash and Cash Equivalents $97 Credit Facility Availability $550 Liquidity (1) $647 $550 $400 2018 2019 2020 2021 2022 2023 2024 2025 2026

Magnolia Oil & Gas – Summary Balance Sheet 19 (in thousands) June 30, 2019 December 31, 2018 Cash $96,709 $135,758 Current assets 133,788 156,601 Property, plant and equipment, net 3,235,266 3,073,204 Other assets 65,369 67,960 Total assets $3,531,132 $3,433,523 Current liabilities $201,131 $197,361 Long-term debt, net 389,225 388,635 Other long-term liabilities 156,628 139,572 Total stockholders' equity 2,784,148 2,707,955 Total liabilities and equity $3,531,132 $3,433,523

Cash Flow Priorities to Maximize Shareholder Returns 20 With a targeted goal of always being free cash flow positive, Magnolia intends to be a prudent steward of shareholder’s capital Return-focused Value Creation Debt Reduction Accretive Bolt-On Acquisitions Share Repurchases

Summary Investment Highlights 21 Multiple Levers of Growth Steady organic growth through proven drilling program while remaining well within cash flow Clean balance sheet and strong free cash flow enables Magnolia to pursue accretive acquisitions Strong Balance Sheet, Financial Flexibility & Conservative Financial Policy Conservative leverage profile with only $400 million of principal total debt outstanding(2) Substantial liquidity of $647 million(2) High Quality Assets Positioned for Success Coveted position in core of Karnes County with industry leading breakevens between $28 - $32 per barrel(1) Emerging position in the Giddings Field with results that continue to improve and provides potential upside Positive Free Cash Flow and Leading Margins One of the select upstream independents generating substantial free cash flow after capital expenditures Leading free cash flow yield at a wide range of commodity prices versus the vast majority of the E&P group. Source: RSEG. Debt and liquidity as of 6/30/2019.

Appendix

Magnolia Oil & Gas – Operating Highlights 23 Benchmarks are the NYMEX WTI and NYMEX HH average prices for oil and natural gas, respectively. For the Quarter Ended June 30, 2019 For the Quarter Ended March 31, 2019 Production: Oil (MBbls) 3,189 2,906 Natural Gas (MMcf) 10,057 9,763 NGLs (MBbls) 1,060 1,084 Total (Mboe) 5,925 5,617 Average Daily Production: Oil (Bbls/d) 35,044 32,289 Natural Gas (Mcf/d) 110,516 108,478 NGLs (Bbls/d) 11,648 12,044 Total (Mboe) 65,111 62,413 Revenues (in thousands): Oil Sales $204,513 $171,654 Natural Gas Sales 22,590 27,375 NGL Sales 15,855 19,645 Total Revenues $242,958 $218,674 Average Sales Price: Oil (per Bbl) $64.13 $59.07 Natural Gas (per Mcf) 2.25 2.80 NGL (per Bbl) 14.96 18.12 Total (per Boe) $41.01 $38.93 NYMEX WTI ($/Bbl) $59.83 $54.90 NYMEX Henry Hub($/Mcf) 2.64 3.15 Realization to benchmark (1): Oil (per Bbl) 107% 108% Natural Gas (per Mcf) 85% 89% Operating Expenses (in thousands): Lease Operating Expenses $24,895 $21,518 Gathering, Transportation and Processing 7,431 9,315 Taxes Other Than Income 13,091 14,401 Depreciation, Depletion and Amortization 126,102 115,946 Operating Costs (per Boe): Lease Operating Expenses $4.20 $3.83 Gathering, Transportation and Processing 1.25 1.66 Taxes Other Than Income 2.21 2.56 Depreciation, Depletion and Amortization 21.28 20.64

Reconciliation of Net Income to Adjusted EBITDAX 24 Includes net income attributable to noncontrolling interest. Transaction related costs incurred related to the execution of our business combination with EnerVest, Ltd. and its affiliates and the Harvest acquisition, including legal fees, advisory fees, consulting fees, accounting fees, employee placement fees, and other transaction and facilitation costs. EBITDAX and Adjusted EBITDAX are non-GAAP measures. For reasons management believes these are useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” (in thousands) Adjusted EBITDAX reconciliation to net income: For the Quarter Ended June 30, 2019 For the Quarter Ended March 31, 2019 Net income (1) $31,303 $22,713 Exploration expense 3,617 2,476 Asset retirement obligation accretion 1,373 1,328 Depreciation, depletion and amortization 126,102 115,946 Amortization of intangible assets 3,626 3,626 Interest expense 7,299 7,416 Income tax expense 5,145 3,775 EBITDAX (3) $178,465 $157,280 Non-cash stock based compensation expense $3,115 $2,432 Transaction related costs (2) 85 353 Adjusted EBITDAX (3) $181,665 $160,065

Adjusted Net Income Reconciliation 25 Includes net income attributable to noncontrolling interest. Adjusted Net Income is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” Shares of Class B Common Stock, and corresponding Magnolia LLC Units, are anti-dilutive in the calculation of weighted average number of common shares outstanding. (in thousands) Adjusted Net Income For the Quarter Ended June 30, 2019 For the Quarter Ended March 31, 2019 Net income (1) $31,303 $22,713 Adjustments for certain items affecting comparability: Transaction costs 85 353 Tax impact of adjustments (18) (74) Adjusted net income (2) $31,370 $22,992 (in thousands) Total Share Count For the Quarter Ended June 30, 2019 For the Quarter Ended March 31, 2019 Diluted weighted average of Class A Common Stock outstanding during the period 159,057 158,140 Weighted average shares of Class B Common Stock, outstanding during the period (3) 91,790 93,312 Total weighted average shares of Class A and B Common Stock, including dilutive impact of other securities 250,847 251,452

Magnolia Oil & Gas – Margins 26 Adjusted Operating Margin is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” $ / Boe, unless otherwise noted For the Quarter Ended June 30, 2019 For the Quarter Ended March 31, 2019 Revenue $41.01 $38.93 Less: Lease Operating Expenses (4.20) (3.83) Less: Gathering, Transportation & Processing (1.25) (1.66) Less: Taxes Other Than Income (2.21) (2.56) Less: Exploration Expense (0.61) (0.44) Less: General & Administrative Expense (3.22) (2.88) Less: Transaction Related Expense (0.01) (0.06) Cash Operating Margin $29.51 $27.50 Margin % 72% 71% Less: Asset Retirement Obligations Accretion (0.23) (0.24) Less: Depreciation, Depletion, and Amortization (21.28) (20.64) Less: Amortization on Intangible Assets (0.61) (0.65) Operating Margin $7.39 $5.97 Margin % 18% 15% Add: Transaction Related Expense 0.01 0.06 Adjusted Operating Margin (1) $7.40 $6.03 Margin % 18% 15%